1919 Socially Responsive Balanced Fund
Class A (SSIAX)
Class C (SESLX)
Class I (LMRNX)
Class FI (—)*
 Class R (—)*
Summary Prospectus
December 22, 2023
www.1919funds.com

*As of the date of this Summary Prospectus, Class FI and Class R shares are not available for purchase.

Before you invest, you may want to review the 1919 Socially Responsive Balanced Fund (the "Socially Responsive Fund") statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated December 22, 2023 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.1919funds.com. You can also get this information at no cost by calling 1-844-828-1919 or by sending an e-mail request to information@1919funds.com.
Investment Objective
The Socially Responsive Fund seeks to provide high total return consisting of capital appreciation and current income.
Fees and Expenses of the Socially Responsive Balanced Fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Socially Responsive Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.
You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the 1919 Investment Counsel, LLC (“1919ic” or the “Adviser”) family of funds. More information about these and other discounts is available from your financial intermediary banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries) (each called a “Financial Intermediary”), in this Prospectus on page 34 under the heading “Sales Charges,” in Appendix A to this Prospectus – Financial Intermediary Sales Charge Variations, and in the Socially Responsive Fund’s statement of additional information (the “SAI”) on page 67 under the heading “Sales Charge Waivers and Reductions.”

Shareholder Fees (fees paid directly from your investment)
Class A	Class C	Class FI	Class R	Class I

Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	1.00%¹	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class R	Class I
Management fees	0.58%	0.58%	0.58%	0.58%	0.58%
Distribution and service (12b-1) fees	0.25%	1.00%	0.25%	0.50%	None
Other expenses2	0.15%	0.12%	0.15%	0.15%	0.15%
Acquired fund fees and expenses2	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses3	0.99%	1.71%	0.99%	1.24%	0.74%
1Although there is no front-end sales charge on purchases of $1 million or more, there is a maximum deferred sales charge of 1.00% if you redeem within 18 months of such a purchase. This charge is waived for certain investors as defined in the “Contingent Deferred Sales Charges” section on page 34 of this Prospectus.
2Other Expenses and acquired fund fees and expenses for Class A, Class C and Class I are based on amounts for the 1919 Socially Responsive Fund, a series of Trust for Advised Portfolios (the “Predecessor Fund”), as restated for the fiscal period ended June 30, 2023 (annualized). Because neither Class FI nor Class R shares of the Predecessor Fund had any operating results, Other Expenses and acquired fund fees and expenses for Class FI and Class R shares are based on estimated expenses for the current fiscal year.
3Acquired fund fees and expenses reflect the Fund's pro rata share of the fees and expenses incurred by investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the “Gross Expenses” or “Net Expenses” provided in the Predecessor Fund’s Financial Highlights because the Financial Highlights do not include 0.01% that is attributed to acquired fund fees and expenses in the table above.
Example
This example is intended to help you compare the cost of investing in the Socially Responsive Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Socially Responsive Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Socially Responsive Fund’s operating expenses remain the same and you reinvest all distributions and dividends without a sales charge.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	$768	$872	$1,091	$1,718
Class C (with redemption at end of period)	$274	$539	$928	$2,019
Class C (without redemption at end of period)	$174	$539	$928	$2,019
Class FI (with or without redemption at end of period)	$101	$315	$547	$1,213

Number of years you own your shares
	1 year	3 years	5 years	10 years
Class R (with or without redemption at end of period)	$126	$393	$681	$1,500
Class I (with or without redemption at end of period)	$76	$237	$411	$918
Portfolio turnover. The Socially Responsive Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2022, the Predecessor Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies
The Socially Responsive Fund invests in a mix of common stocks and other equity securities, including preferred equity securities, of U.S. companies of any market capitalization and fixed income securities which are primarily investment grade and may be of any maturity and any duration. Under normal circumstances, the Socially Responsive Fund will maintain at least 65% of the value of its assets in equity securities and at least 25% of the value of its assets in fixed income securities. Fixed income securities include asset- and mortgage-backed securities. The Socially Responsive Fund may invest up to 25% (and generally less than 15%) in foreign securities, including those of issuers in emerging market countries. The Socially Responsive Fund emphasizes companies that offer both attractive investment opportunities and demonstrate an awareness of their impact on the society in which they operate.
The Socially Responsive Fund invests in a broad range of companies, industries and sectors, without regard to market capitalization. The portfolio managers use a fundamental approach to selecting equity securities. In selecting individual equity securities, the portfolio managers look for companies they believe are undervalued. Specifically, the portfolio managers look for attractive risk-adjusted price/earnings ratio, relative to growth, positive earnings trends and favorable financial condition. In selecting fixed income investments, the portfolio managers determine sector and maturity weightings based on intermediate- and long-term assessments of the economic environment and interest rate outlook, use fundamental analysis to determine the relative value of bond issues and seek to identify undervalued bonds and attempt to avoid bonds that may be subject to credit downgrades.
The portfolio managers consider whether, relative to other companies in an industry, a company that meets these investment criteria is also sensitive to environmental and social issues related to its products, services, or methods of doing business.
Socially responsive factors considered are:
•Fair and reasonable employment practices, with due consideration of a diverse workforce
•Contributions to the general well-being of the citizens of its host communities and countries and respect for human rights
•Efforts and strategies to minimize the negative impact of business activities and to preserve the earth’s ecological heritage with those environmental policies, practices and procedures that are currently acceptable, or are exhibiting improvement
•Exposure to fossil fuel real assets including oil, gas and coal
•Avoidance of investments in companies that:
•Manufacture nuclear weapons or other weapons of mass destruction
•Derive more than 5% of their revenue from the production and sale of non-nuclear weaponry
•Derive more than 5% of their revenue from the production or sales of tobacco

The portfolio managers perform their own independent review of issuers based on the above factors and every investment the Fund makes is reviewed against these factors (excluding securities issued by the U.S. Government or its agencies). In conducting this review, portfolio managers will seek to understand the business profile of an issuer and to identify any concerns relating to the above factors relative to established industry norms. This review is a fundamental, qualitative analysis based on third-party data, publicly available information and issuer disclosures and is not based on any pre-established quantitative screens with respect to any particular data.
With respect to “fair and reasonable employment practices,” the portfolio managers will assess whether a company has public labor relations issues, such as lawsuits, workplace accidents, or union-related disputes. In considering a company’s “contribution to the general well-being of citizens,” the portfolio managers assess whether a company has existing conflicts or controversies with the communities or citizens thereof in which it operates. Similarly, in assessing whether a company’s business activities have a “negative impact,” the portfolio managers review whether a company has had disclosed or public controversies or conflicts with respect to its local environment.
The Fund also assesses control of or exposure to fossil fuel real assets by evaluating a company’s ownership interest in oil, gas, and/or coal assets and to what degree the company’s business is dependent on the extraction, transportation, processing, and/or distribution of oil, gas, and/or coal. In making these assessments, the portfolio managers may review sources of revenue, capital expense, planned and implemented investments, company strategic direction or other relevant factors. Control of or exposure to fossil fuel real assets is the degree to which a company’s business is dependent on the aforementioned interests.
Socially responsive factors are not the exclusive considerations in investment decisions; investment decisions will also be based on the Adviser’s fundamental equity and fixed income research process. However, companies that are not, in the view of the portfolio managers, satisfying the socially responsive factors listed above -- or making efforts to satisfy the above factors -- consistent with applicable industry norms will not be purchased. These portfolio restrictions are based on the belief that a company will benefit from being socially responsive by enabling it to better position itself in developing business opportunities while avoiding liabilities that may be incurred when a product or service is determined to have a negative social impact.
The portfolio managers will use their best efforts to assess a company’s environmental and social performance. This means that there is no guarantee that the Adviser’s research process will uncover material factors that a company fails to disclose. This analysis will be based on a company’s present activities, and will not preclude securities solely because of past activities. The portfolio managers will monitor the related progress or deterioration of each company in which the Socially Responsive Fund invests. The Adviser will sell a portfolio security that no longer meets the socially responsive factors described above, but such a decision may also be based on the Adviser’s fundamental equity and fixed income research process.
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Performance
The bar chart and table provide some indication of the risks of investing in the Socially Responsive Fund. The Socially Responsive Fund has adopted the historical performance of the Predecessor Fund as a result of the reorganization of the Predecessor Fund into the Socially Responsive Fund on January 19, 2024 (the “Reorganization”). Prior to the Reorganization, the Socially Responsive Fund was a “shell” fund with no assets and had not yet commenced operations. The Predecessor Fund was also advised by the Adviser and had the same investment objective and strategies as the Socially Responsive Fund.
The bar chart shows changes in the Predecessor Fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the Predecessor Fund that has been in operation for at least one full calendar year and also compares the Predecessor Fund’s performance with the average annual total returns of an index or other benchmark. The table compares the Predecessor Fund’s performance with the average annual total returns of the S&P 500 Index, a domestic broad-based equity index, the Bloomberg U.S. Aggregate Bond Index, a fixed income index, and a 70%/30% blend of the two indexes. The blended index provides Socially Responsive Fund shareholders with a more meaningful comparison than does the standalone performance of either the S&P 500 Index or the Bloomberg U.S. Aggregate Bond Index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The Socially Responsive Fund makes updated performance information available at www.1919funds.com or by calling the Socially Responsive Fund at 1‑844‑828‑1919.
The performance of shares of the Predecessor Fund for the period prior to November 7, 2014 reflects the performance of the Legg Mason Investment Counsel Social Awareness Fund (the “Prior Predecessor Fund”). The Predecessor Fund acquired the assets and assumed the liabilities of the Prior Predecessor Fund that had used substantially similar investment strategies and had the same portfolio management team. At completion of the reorganization on November 7, 2014, Class A, Class C, and Class I of the Predecessor Fund assumed the performance, financial and other historical information of the Prior Predecessor Fund’s shares.
Past performance for the Predecessor Fund and Prior Predecessor Fund (before and after taxes) is not necessarily an indication of how the Socially Responsive Fund will perform in the future. Sales charges for the Predecessor Fund are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.
Calendar Year Total Return as of December 31,

Predecessor Fund’s Highest and Lowest Return Quarters during the period of time shown in the bar chart
Highest Return Quarter	06/30/2020	16.02%
Lowest Return Quarter	06/30/2022	-13.46%

Average Annual Total Returns (for periods ended December 31, 2022)
	1 year	5 years	10 years
Class A
Return before taxes	-24.60%	5.58%	7.35%
Return after taxes on distributions	-24.64%	5.17%	6.04%
Return after taxes on distributions and sale of fund shares	-14.53%	4.28%	5.56%
Other Classes (Return before taxes only)
Class C	-21.41%	6.09%	7.22%
Class I	-19.82%	7.15%	8.29%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%
Blended S&P 500 Index (70%) and Bloomberg US Aggregate Bond Index (30%) (reflects no deduction for fees, expenses or taxes)	-16.33%	6.86%	9.22%
1 As of the date of this prospectus, Class FI and Class R have not commenced operations and do not have performance information.
The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns for classes other than Class A will vary from returns shown for Class A. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment adviser: 1919 Investment Counsel, LLC.
Portfolio managers: Mr. Ronald T. Bates, Managing Director of the Adviser, was a portfolio manager of the Prior Predecessor Fund since December 2006 and of the Predecessor Fund since inception in November 2014.
Ms. Aimee M. Eudy, Principal of the Adviser, was a portfolio manager of the Prior Predecessor Fund since May 2012, and of the Predecessor Fund since inception in November 2014.
Mr. Robert Huesman, Portfolio Manager of the Adviser, was a portfolio manager of the Predecessor Fund since September 2020.
Ms. Alison Bevilacqua, Portfolio Manager and Principal of the Adviser, was a portfolio manager of the Predecessor Fund since September 2020.
Mr. Bates and Ms. Eudy are primarily and jointly responsible for the day-to-day management of the Fund. Each Portfolio Manager of the Socially Responsive Fund has served as portfolio manager of the Fund since its inception in January 2024.
Purchase and Sale of Socially Responsive Fund Shares
You may purchase, redeem or exchange shares of the Socially Responsive Fund each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.
The Socially Responsive Fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class R	Class I
General	1,000/50	1,000/50	N/A	N/A	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A	1 million/None*
IRAs	250/50	250/50	N/A	N/A	1 million/None*
SIMPLE IRAs	None/None	None/None	N/A	N/A	1 million/None*
Systematic Investment Plans	50/50	50/50	N/A	N/A	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	N/A	None/None
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Retirement Plans with omnibus accounts held on the books of the Fund and certain rollover IRAs	None/None	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	N/A	N/A	1 million/None*
Institutional Investors	1,000/50	1,000/50	N/A	N/A	1 million/None
*    Available to investors investing directly with the Fund.
Your Financial Intermediary may impose different investment minimums. Please contact them for additional details.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Financial Intermediary, or, if you hold your shares or plan to purchase shares through the Socially Responsive Fund, you should contact the Socially Responsive Fund by phone at 1-844-828-1919 or by mail at 1919 Funds, c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.
Tax Information
The Socially Responsive Fund’s distributions are generally taxable as ordinary income, qualified dividend income or capital gain. Some distributions may be treated as a return of capital for tax purposes. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement.
Payments to Broker/Dealers and other Financial Intermediaries
The Socially Responsive Fund and its related companies may pay broker/dealers or other Financial Intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or salesperson or visit your Financial Intermediary’s or salesperson’s website for more information.